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                                                                  Exhibit 10.1


[CITIZENS LOGO] CITIZENS
                LEASING CORPORATION


One Citizens Plaza                               SECURED PROMISSORY NOTE NO. 5
Providence, Rhode Island 02903

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
SECURED PARTY:  CITIZENS LEASING CORPORATION                 DEBTOR:  The J. Jill Group, Inc.
                                                                      (fka DM Management Company)
                One Citizens Plaza                          Address:  4 Batterymarch Park
                Providence, Rhode Island  02903                       Quincy, MA 02169
                (401) 456-7000                            Telephone:  781-740-2718
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         1. Secured Party and Debtor have entered into a Master Security
Agreement dated as of December 23, 1998, (the "Security Agreement"). To secure payment of the indebtedness set forth below, including the Principal Amount set forth below, and the performance of all obligations contained herein, Debtor hereby grants to Secured Party, its successors and assigns, a security interest in the property set forth in Schedule A hereto, together with all attachments, accessories, additions and accessions thereto, all replacements and substitutions therefor, and all related software embedded therein or otherwise, in all instances whether now existing or hereafter arising, and all proceeds thereof (all hereinafter referred to collectively as the "Equipment").

         2. Principal Amount. The original Principal Amount of this Note is:
$4,098,598.09.

         3. a. Term. The Term of this Note is 36 months commencing on the Term Commencement Date as set forth in the Note Acceptance Certificate to this Note plus any partial period between the Acceptance Date of the Equipment as set forth in the Note Acceptance Certificate and the Term Commencement Date.

            b. Payments. Debtor hereby promises to pay the Principal Amount to Secured Party and Interest thereon as follows:

               (i) Interest only on the Term Commencement Date in an amount equal to $569.25 multiplied by the number of days between the Acceptance Date up to and including the Term Commencement Date.

               (ii) Thereafter, the Principal Amount, together with interest thereon at the fixed rate of 5.00% per annum, shall be payable in [x] advance/ [ ] arrears in consecutive [x] monthly/[ ] quarterly Installment Payments commencing on the 1st day of June, 2003 and thereafter on the same day of each successive [x] month/[ ] quarter inclusive until fully paid, provided that the final installment shall be in the amount of the unpaid balance hereof together with any accrued interest and late charges. Interest shall be calculated based on the actual number of days elapsed over twelve (12) thirty (30) day months.

         The amount of each Installment Payment hereunder is as follows:

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
                                                                      Amount of Each
    Installment Nos.                                                Installment Payment
         1-35                                                       $122,328.96

         36                                                         All remaining principal
                                                                    and accrued interest
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            c. Debtor agrees to pay Secured Party, in advance, the first n/a
Installment Payments.

            d. Secured Party acknowledges receipt from Debtor of a payment in the amount of $ n/a to be held by Secured Party as a deposit to secure Debtor's performance hereunder. Debtor hereby grants Secured Party a first priority perfected lien in said deposit account.

         4. The Equipment will be located at the locations specified in Schedule A hereto.

         5. This Note is secured by the Equipment, as set forth in Schedule A hereto and as further defined in the Security Agreement, the terms and conditions of which are incorporated herein by reference. This Note is one of the "Notes" referred to in the Security Agreement.

Dated: May 30, 2003

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
SECURED PARTY:                                             DEBTOR:

CITIZENS LEASING CORPORATION                               THE J. JILL GROUP, INC. (FKA DM MANAGEMENT
                                                           COMPANY)

By:  /s/ NANCY ANOUSHIAN                                   By: /s/ OLGA L. CONLEY
     -----------------------------------                       --------------------------------------
Title: AVP                                                 Title: Chief Financial Officer and
                                                                  President - Corporate Services
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